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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    JANUARY 31, 2005

                                LOGICVISION, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                    0-31773               94-3166964
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   (State or other jurisdiction        (Commission          (I.R.S. Employer
        of incorporation)              File Number)        Identification No.)

     25 Metro Drive, 3rd Floor San Jose, California              95110
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        (Address of principal executive offices)               (Zip Code)

               Registrant's telephone number, including area code
                                 (408) 453-0146


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 31, 2005, LogicVision, Inc. amended its loan agreement with Comerica Bank to extend the maturity date of the loan to February 28, 2006. The amendment also modifies certain operating and reporting covenants. A copy of the amendment to the loan agreement is filed herewith as Exhibit 10.10.4.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit   Description
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10.10.4   Amendment, dated January 31, 2005, to the Second Amended and Restated
          Loan Agreement between Comerica Bank and the Company.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 4, 2005,

                                          LOGICVISION, INC.

                                          By: /s/ Bruce M. Jaffe
                                              -----------------------------
                                              Bruce M. Jaffe
                                              Vice President of Finance and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit   Description
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10.10.4   Amendment, dated January 31, 2005, to the Second Amended and Restated
          Loan Agreement between Comerica Bank and the Company.